November 13, 2002

                   SUPPLEMENT TO THE MAY 1, 2002 PROSPECTUS OF
                        PIONEER VARIABLE CONTRACTS TRUST
                   PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO


The board of trustees has authorized the liquidation of the portfolio. The liquidation is expected to occur as of January 24, 2003 (liquidation date). Effective November 22, 2002, the portfolio will no longer offer its shares. Prior to the portfolio's liquidation, all or a substantial portion of its assets may be invested in cash, cash equivalents and debt securities with remaining maturities of less than one year. When invested in such instruments in anticipation of the liquidation, the portfolio may not be able to achieve its investment objective.


MANAGEMENT

The following replaces the section entitled "Portfolio manager":

Day-to-day management of the portfolio is the responsibility of the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. The team may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

John A. Carey, director of portfolio management and an executive vice president of Pioneer, supervises the domestic equity team. Mr. Carey joined Pioneer as an analyst and has been an investment professional since 1979.
















                                                                   12689-00-1102
                                        (C) 2002 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds